Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Dimeco, Inc. (the Company) on Form 10-QSB for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (November 12, 2003), we, Gary C. Beilman, Chief Executive Officer, and Maureen H. Beilman, Chief Financial Officer, certify, pursuant to 18 U.S.C.      1350, as adopted pursuant to      906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gary C. Beilman	/s/ Maureen H. Beilman
Gary C. Beilman	Maureen H. Beilman
Chief Executive Officer	Chief Financial Officer

November 10, 2003